UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 10, 2016

Spark Therapeutics, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36819	46-2654405
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3737 Market Street Suite 1300 Philadelphia, PA		19104
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (888) 772-7560
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition
On August 10, 2016, Spark Therapeutics, Inc. (the “Company”) issued a press release announcing unaudited consolidated financial results for the quarter ended June 30, 2016. A copy of the press release is being filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7.01.	Regulation FD Disclosure
On August 10, 2016, the Company issued a press release announcing new positive data from the continuation of the Phase 3 trial of voretigene neparvovec. A copy of the press release is being filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.
The information in this Form 8-K (including Exhibits 99.1 and 99.2) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits
(d) Exhibits
The following exhibits relating to Items 2.02 and 7.01 shall be deemed to be furnished, and not filed:

Exhibit 99.1	Press release issued by Spark Therapeutics, Inc., dated August 10, 2016.
Exhibit 99.2	Press release issued by Spark Therapeutics, Inc., dated August 10, 2016.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPARK THERAPEUTICS, INC.

Date: August 10, 2016	By:	/s/ Joseph W. La Barge
Joseph W. La Barge General Counsel

Exhibit Index

Exhibit 99.1	Press release issued by Spark Therapeutics, Inc., dated August 10, 2016.
Exhibit 99.2	Press release issued by Spark Therapeutics, Inc., dated August 10, 2016.